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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

The original 8-K has been amended by this 8-K/A to replace a mistakenly filed Amended and Restated Trust Agreement, Indenture, Sale and Servicing Agreement and Administration Agreement.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 9, 2004

Structured Asset Mortgage Investments II Inc. (as depositor under the HomeBanc Mortgage Trust 2004-2 Indenture dated as of October 29, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-2)

                  STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                      333-115122              33-0183252
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)


 383 Madison Avenue
 New York, New York                                              10179
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(Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                      -2-
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Item 2.01         ACQUISITION OR DISPOSITION OF ASSETS.
                  For a description of the Notes and the Mortgage Pool, refer to the Indenture.

Item 9.01         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

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           EXHIBIT NO.       DESCRIPTION
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           3.1               Amended and Restated Trust Agreement, dated
                             as of October 29, 2004, among Structured
                             Asset Mortgage Investments II, Inc., as
                             Depositor, Wilmington Trust Company, as
                             Owner Trustee and U.S. Bank National
                             Association, as Certificate Registrar and
                             Certificate Paying Agent.
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           EXHIBIT NO.       DESCRIPTION
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           4.1               Indenture dated as of October 29, 2004,
                             among HomeBanc Mortgage Trust 2004-2, as
                             Issuer, U.S. Bank National Association, as
                             Indenture Trustee and Wells Fargo Bank,
                             National Association, as Securities
                             Administrator.
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           EXHIBIT NO.       DESCRIPTION
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           99.1              Sale and Servicing Agreement, dated as of
                             October 29, 2004, among Structured Asset
                             Mortgage Investments II Inc., as Depositor,
                             HomeBanc Mortgage Trust 2004-2, as Issuer,
                             Wells Fargo Bank, National Association, as
                             Master Servicer and Securities
                             Administrator, U.S. Bank National
                             Association, as Indenture Trustee, and EMC
                             Mortgage Corporation, as Seller and Company.
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           EXHIBIT NO.       DESCRIPTION
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           99.2              Administration Agreement, dated as of
                             October 29, 2004, among HomeBanc Mortgage
                             Trust 2004-2, as Issuer, U.S. Bank National
                             Association, as Administrator, Wilmington
                             Trust Company, as Owner Trustee and
                             Structured Asset Mortgage Investments II
                             Inc., as Depositor.
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                                      -3-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STRUCTURED ASSET MORTGAGE INVESTMENT II INC.

                                   By: /s/ Sara Bonesteel
                                      --------------------
                                   Name:    Sara Bonesteel
                                   Title:   Vice President


Dated: December 9, 2004

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                                  EXHIBIT INDEX


---------- ---------------------------- ---------------------- -----------------
                                        Sequentially
Exhibit    Item 601(a) of Regulation    Numbered
NUMBER     S-K EXHIBIT NO.              DESCRIPTION            PAGE
---------- ---------------------------- ---------------------- -----------------
3.1 Amended and Restated Trust Agreement, dated as of October 29, 2004, among Structured Asset Mortgage Investments II, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and U.S. Bank National Association, as Certificate Registrar and Certificate Paying Agent.
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4.1        Indenture dated as of October 29, 2004, between HomeBanc
           Mortgage Trust 2004-2, as Issuer, U.S. Bank National
           Association, as Indenture Trustee and Wells Fargo Bank,
           National Association, as Securities Administrator.
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99.1       Sale and Servicing Agreement, dated as of October 29, 2004, between HomeBanc Mortgage Trust 2004-2, as Issuer, Wells Fargo
           Bank National Association, as Master Servicer and Securities Administrator, U.S. Bank National Association, as Indenture
           Trustee, and EMC Mortgage Corporation, as Seller and Company.
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99.2       Administration Agreement, dated as of October 29, 2004, between
           HomeBanc Mortgage Trust 2004-2, as Issuer, U.S. Bank National Association, as Indenture Trustee, Wilmington Trust Company, as Owner Trustee and Structured Asset Mortgage Investments II Inc., as Depositor.
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